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                                                                    Exhibit (17)

    AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON OCTOBER 24, 1985
                                                       1933 Act File No. 2-
                                                       1940 Act File No. 811-
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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-1A

                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933      X
                           PRE-EFFECTIVE AMENDMENT NO.
                             REGISTRATION STATEMENT
                                      UNDER
                       THE INVESTMENT COMPANY ACT OF 1940  X
                                  AMENDMENT NO.

                     EATON VANCE CALIFORNIA MUNICIPALS TRUST
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               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

                 24 FEDERAL STREET, BOSTON, MASSACHUSETTS 02110
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                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

        REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE (617) 482-8260
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                               H. DAY BRIGHAM, JR.
                 24 FEDERAL STREET, BOSTON, MASSACHUSETTS 02110
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                     (NAME AND ADDRESS OF AGENT FOR SERVICE)

         Approximate Date of Proposed Public Offering: AS SOON AS PRACTICABLE AFTER THIS REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 BECOMES EFFECTIVE.

         The exhibit index required by Rule 483(a) under the Securities Act of 1933 is located on page 57 in the sequential numbering system of the manually signed copy of this Registration Statement.

         Registrant elects to register an indefinite number of shares of beneficial interest, without par value, of its series presently existing or hereafter created, pursuant to Rule 24f-2 under the Investment Company Act of 1940.

         Registrant hereby amends the Registration Statement under the Securities Act of 1933 on such date or dates as may be necessary to delay its effective date until Registrant shall file a further amendment which specifically states that such Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until such Registration Statement shall become effective on such date as the Commission, acting pursuant to Section 8(a), may determine.

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